UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): December 17, 2007
K-TRON INTERNATIONAL, INC.
(Exact Name of Registrant Specified in Charter)

New Jersey	0-9576	22-1759452

(State or Other	(Commission File	(I.R.S. Employer
Jurisdiction of	Number)	Identification No.)
Incorporation)

Routes 55 & 553
P.O. Box 888
Pitman, New Jersey	08071-0888

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (856) 589-0500
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year
Item 9.01 Financial Statements and Exhibits
SIGNATURE
AMENDED & RESTATED BY-LAWS OF K-TRON INTERNATIONAL, INC.

Item 5.03 Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.
     The NASDAQ Stock Market, LLC has enacted a rule which mandates that all listed companies become eligible to participate in the Direct Registration System (“DRS”) no later than January 1, 2008. DRS enables investors to maintain securities electronically on the books of a transfer agent or issuer, and allows for the electronic transfer of securities. To meet the DRS requirements, on December 17, 2007, the Board of Directors of K-Tron International, Inc. (“K-Tron”) amended and restated K-Tron’s By-laws to permit the issuance and transfer of uncertificated shares.
     A copy of the Amended and Restated By-laws is filed as Exhibit 3.1 to this report and is incorporated by reference into this Item 5.03.
Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits.
     3.1 – Amended and Restated By-laws of K-Tron International, Inc.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

K-TRON INTERNATIONAL, INC.
By	EDWARD B. CLOUES, II
Edward B. Cloues, II
Chairman of the Board and Chief Executive Officer

Dated: December 18, 2007

Exhibit Index

Exhibit Number	Description of Exhibit

3.1	Amended and Restated By-laws of K-Tron International, Inc.